UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 OR 15(d)
                  of the Securitites and Exchange Act of 1934


                                August 27, 2003
                                ---------------
                                 Date of Report



                              ENVIROKARE TECH INC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26095                                           88-0412549
-----------------------                        ---------------------------------
(Commission File Number                        (IRS Employer Identification No.)



             5850 T.G. Lee Blvd, Suite 535, Orlando, Florida 89120
             ------------------------------------------------------
               (address of Principal Executive Offices)(Zip Code)


                                 (407) 856-8882
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since last Report)

Item 5. Other Events and Regulation FD Disclosure


In order to facilitate the Company's move toward experienced industry management, Steve Pappas, Chairman of the Board of Directors and major shareholder, has entered into a "blind trust" arrangement placing all of his shares in the Company in trust for a period of three (3) with Dr. Walter V. Gerasimowicz, giving him sole control over these shares as trustee.

Dr. Walter V. Gerasimowicz served as a Director of Advisory Services and Chief Investment Strategist for high net worth investors in Lehman's Private Client Services Division. As a Senior Vice-President he was responsible for portfolio allocation, construction and rebalancing both on a global and on a domestic basis, as well as for risk management and performance attribution. In his work he deals with all security classes (fixed-income and equity), as well as with index, derivative products and alternative investments such as private equity and hedge funds, which can be utilized both to diversify and implement long and/or short-term allocation decisions. Additionally, tax and monetization strategies are an integral part of his work.

Prior to assuming his duties at Lehman Brothers, Dr. Gerasimowicz was Head of the International Portfolio Advisory Group at J.P. Morgan where he pioneered state-of-the art risk management techniques including downside risk measures and methodologies. He also specialized in global and international fixed-income strategies as it related to benchmark design, replication and out-performance for major institutions including central banks, state pension funds and large endowment funds. Additionally, he has worked closely with sovereign entities in managing debt (re) issuance on liability side of the balance sheet. Prior to joining J.P. Morgan he worked as a Senior Scientist for the U.S.D.A. and the Naval Research Laboratories (NLR) in Washington, D.C. where he specialized in multiple-quantum nuclear magnetic resonance and solid-state thermodynamic research.

Dr. Gerasimowicz has a B.S. in Chemistry from Ursinus College, MS and Ph.D degree in Physical Chemistry from Villanove University and an MBA in Finance from Wharton School of the University of Pennsylvania.


Item 7.  Financial Statements and Exhibits

c) Exhibits

Exhibit No.         Description of Document
----------          ------------------------
99.1                Press Release dated August 25, 2003

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 27, 2003                  Envirokare Tech Inc


                                        /s/ George Kazantzis
                                        ------------------------------
                                        George Kazantzis, President